SUB-ITEM 77C - SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
==================================================================

At the Special Meeting of Shareholders of the Trust held on April 22, 2003, the following votes were recorded for Managers Value Fund, Managers Capital Appreciation Fund, Managers Small Company Fund, Managers Special Equity Fund, Managers International Equity Fund, Managers Emerging Markets Equity Fund, Managers Intermediate Bond Fund, Managers Bond Fund and Managers Global Bond Fund (each a "Fund" and collectively the "Funds"). The proposals, which shareholders were asked to vote on, are explained in further detail in the proxy statement dated March 10, 2003.

==================================================================
		     MANAGERS VALUE FUND
==================================================================
PROPOSAL 1 -	TO AMEND THE DECLARATION OF TRUST TO PERMIT THE
		CREATION OF MULTIPLE CLASSES OF SHARES FOR ANY FUND

Shares For		Shares Against		Shares Abstained
----------		--------------		----------------
1,533,644		    122,999		      98,795


PROPOSAL 2 -	TO ELECT PETER M. LEBOVITZ AS A TRUSTEE OF THE TRUST

Shares For		Shares Against		Shares Abstained
----------		--------------		----------------
1,591,852		     73,503		      90,082

==================================================================
		MANAGERS CAPITAL APPRECIATION FUND
==================================================================
PROPOSAL 1 - 	TO AMEND THE DECLARATION OF TRUST TO PERMIT THE
		CREATION OF MULTIPLE CLASSES OF SHARES FOR ANY FUND

Shares For		Shares Against		Shares Abstained
----------		--------------		----------------
3,062,855		    266,191		      194,741


PROPOSAL 2 - 	TO ELECT PETER M. LEBOVITZ AS A TRUSTEE OF THE TRUST

Shares For		Shares Against		Shares Abstained
----------		--------------		----------------
3,178,799		     90,735		      254,252

==================================================================
		  MANAGERS SMALL COMPANY FUND
==================================================================
PROPOSAL 1 - 	TO AMEND THE DECLARATION OF TRUST TO PERMIT THE
		CREATION OF MULTIPLE CLASSES OF SHARES FOR ANY FUND

Shares For		Shares Against		Shares Abstained
----------		--------------		----------------
1,544,793		    141,690		      79,686


PROPOSAL 2 - 	TO ELECT PETER M. LEBOVITZ AS A TRUSTEE OF THE TRUST

Shares For		Shares Against		Shares Abstained
----------		--------------		----------------
1,681,482		     30,481		      54,207



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==================================================================
		 MANAGERS SPECIAL EQUITY FUND
==================================================================
PROPOSAL 1 - 	TO AMEND THE DECLARATION OF TRUST TO PERMIT THE
		CREATION OF MULTIPLE CLASSES OF SHARES FOR ANY FUND

Shares For		Shares Against		Shares Abstained
----------		--------------		----------------
21,527,942		    1,062,869		      505,229


PROPOSAL 2 - 	TO ELECT PETER M. LEBOVITZ AS A TRUSTEE OF THE TRUST

Shares For		Shares Against		Shares Abstained
----------		--------------		----------------
19,473,034		     2,152,630		      1,470,376

==================================================================
	      MANAGERS INTERNATIONAL EQUITY FUND
==================================================================
PROPOSAL 1 - 	TO AMEND THE DECLARATION OF TRUST TO PERMIT THE
		CREATION OF MULTIPLE CLASSES OF SHARES FOR ANY FUND

Shares For		Shares Against		Shares Abstained
----------		--------------		----------------
7,126,192		    242,695		      97,484


PROPOSAL 2 - 	TO ELECT PETER M. LEBOVITZ AS A TRUSTEE OF THE TRUST

Shares For		Shares Against		Shares Abstained
----------		--------------		----------------
6,897,964		     462,385		      106,023

==================================================================
	     MANAGERS EMERGING MARKETS EQUITY FUND
==================================================================
PROPOSAL 1 - 	TO AMEND THE DECLARATION OF TRUST TO PERMIT THE
		CREATION OF MULTIPLE CLASSES OF SHARES FOR ANY FUND

Shares For		Shares Against		Shares Abstained
----------		--------------		----------------
1,384,407		    82,572		      33,931


PROPOSAL 2 - 	TO ELECT PETER M. LEBOVITZ AS A TRUSTEE OF THE TRUST

Shares For		Shares Against		Shares Abstained
----------		--------------		----------------
1,434,106		     45,189		      21,614

==================================================================
	      MANAGERS INTERMEDIATE BOND FUND
==================================================================
PROPOSAL 1 - 	TO AMEND THE DECLARATION OF TRUST TO PERMIT THE
		CREATION OF MULTIPLE CLASSES OF SHARES FOR ANY FUND

Shares For		Shares Against		Shares Abstained
----------		--------------		----------------
248,283			    18,788		      21,054


PROPOSAL 2 - 	TO ELECT PETER M. LEBOVITZ AS A TRUSTEE OF THE TRUST

Shares For		Shares Against		Shares Abstained
----------		--------------		----------------
278,150			     4,720		       5,255


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==================================================================
		    MANAGERS BOND FUND
==================================================================
PROPOSAL 1 - 	TO AMEND THE DECLARATION OF TRUST TO PERMIT THE
		CREATION OF MULTIPLE CLASSES OF SHARES FOR ANY FUND

Shares For		Shares Against		Shares Abstained
----------		--------------		----------------
4,528,425		    191,246		      65,037


PROPOSAL 2 - 	TO ELECT PETER M. LEBOVITZ AS A TRUSTEE OF THE TRUST

Shares For		Shares Against		Shares Abstained
----------		--------------		----------------
4,650,000		     62,083		      72,624

==================================================================
		  MANAGERS GLOBAL BOND FUND
==================================================================
PROPOSAL 1 - 	TO AMEND THE DECLARATION OF TRUST TO PERMIT THE
		CREATION OF MULTIPLE CLASSES OF SHARES FOR ANY FUND

Shares For		Shares Against		Shares Abstained
----------		--------------		----------------
1,087,760		    57,645		      32,974


PROPOSAL 2 - 	TO ELECT PETER M. LEBOVITZ AS A TRUSTEE OF THE TRUST

Shares For		Shares Against		Shares Abstained
----------		--------------		----------------
1,134,618		     8,499		      35,262


Pursuant to Article III, Section 1 of the By-Laws of the Trust and the 1940 Act, such total votes on each proposal represents a quorum of the outstanding shares of the Funds.

The proxy statement is incorporated by reference to this Semi-Annual N-SAR filing from the respective definitive proxy filing made with the Securities and Exchange Commission on March 10, 2003. The accession number of such filing was 0000720309-03-000017.